Bretton Fund (BRTNX) a series of PFS Funds 1939 Friendship Drive, Suite C El Cajon, California 92020 Supplement dated January 1, 2020

To the Fund’s Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented from time to time.

The following text has been supplemented/added to the sections entitled “The Investment Adviser” found on page 8 of the SAI.

For its services the Adviser receives an investment management fee equal to 1.35% of the average daily net assets of the Fund. Prior to January 1, 2020, the Adviser received an investment management fee equal to 1.50% of the average daily net assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE